                                  EXHIBIT 32.01

    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned, the Chief Executive Officer and the Senior Vice President, Chief Financial Officer of Wabash National Corporation (the "Company"), each hereby certifies that, to his knowledge, on March 3, 2005:

(a) the Form 10K Annual Report of the Company for the year ended December 31, 2004 filed on March 3, 2005, with the Securities and Exchange
     Commission (the "Report") fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ William P. Greubel
                                        ----------------------------------------
                                        William P. Greubel
                                        Chief Executive Officer
                                        March 3, 2005



                                        /s/ Robert J. Smith
                                        ----------------------------------------
                                        Robert J. Smith
                                        Senior Vice President,
                                           Chief Financial Officer
                                        March 3, 2005



                                       60